Exhibit 99.1

GlassBridge Announces Anticipated Voluntary Delisting From NYSE and Trading on OTCQX Market

Provides General Business Update

Oakdale, Minnesota – July 20, 2017 - GlassBridge Enterprises, Inc. (“GlassBridge”, the “Company” or “we”) (NYSE: GLA) today notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily delist its common stock from the NYSE. The Company intends for its common stock to trade on the OTCQX Market after NYSE delisting.

As previously reported, on February 2, 2016, the Company received a written notice that the Company was not in compliance with the continued listing standards of the NYSE because the Company’s average global market capitalization was less than $50 million over a consecutive 30 trading-day period while at the same time the Company’s stockholders’ equity was less than $50 million.

We then submitted to the NYSE a plan to regain compliance by August 1, 2017, the last day of the applicable cure period, and the NYSE accepted our plan and has reviewed our progress on a quarterly basis. We remain confident that all of the plan milestones will be met over time but also acknowledge that the plan is not likely to be completed by the end of the cure period. If the NYSE determines milestones are not met in the time periods set forth in the plan, involuntary delisting and suspension of trading could be initiated before August 1, 2017.

Recently, after much careful discussion and deliberation, our Board of Directors approved resolutions authorizing the Company to initiate voluntarily delisting from the NYSE. The Board weighed several material factors in reaching this decision, including avoiding the risks that involuntary suspension of trading could cause and the importance of a controlled transition to OTCQX to ensure the continuing availability of a market for trading our common stock. The Company notified NYSE earlier today of our intention to voluntarily delist our common stock. The last trading day on the NYSE is expected to be August 1, 2017.

We expect that our common stock will trade on the OTCQX Market – the highest market tier operated by OTC Market Group, Inc. – on August 2, 2017. A new four letter trading or “ticker” symbol will be assigned to our shares. Participation in the OTCQX Market requires completion of an application process, which includes satisfying eligibility standards and financial metrics. We submitted our application on July 14, 2017.

GlassBridge will remain a public company following the delisting and our shares will continue to trade publicly. We will continue to make SEC filings on Forms 10-K, 10-Q and 8-K, and we will remain subject to the SEC rules and regulations applicable to reporting companies under the Exchange Act. We will maintain an independent Board of Directors with an independent Audit Committee and provide annual financial statements audited by a Public Company Accounting Oversight Board (PCAOB) auditor and unaudited interim financial reports, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

GlassBridge’s decision to transition from NYSE to OTCQX does not diminish the focus of our efforts in realizing our vision of becoming a “generation 2.0” publicly-traded asset management company. Our current business lines include the technology-driven quantitative alternative investment strategies and our private equity joint venture with Roc Nation.

While we continue to execute the current strategy of measured growth in asset management, the executive team and Board of Directors will continue to evaluate all available strategic alternatives, including the monetization of non-core assets and transformative corporate transactions or joint ventures with established asset management companies.

The Company’s intent is to relist on a major exchange in the future. Upon meeting new listing standards of the exchanges, options may include NASDAQ, NYSE or NYSE-MKT.

About GlassBridge

GlassBridge Enterprises, Inc. is a holding company. The Company actively explores a diverse range of new, strategic asset management business opportunities for its portfolio. The Company's wholly-owned subsidiary, GlassBridge Asset Management, LLC ("GBAM"), is an investment advisor focused on technology-driven and quantitative strategies. The Company's partially-owned subsidiary, Nexsan Corporation, operates a global enterprise data storage business.  For more information, please visit GlassBridge’s website at www.glassbridge.com.

About the OTCQX Market

To qualify for the OTCQX Market, companies must meet high financial standards, follow best practice corporate governance and demonstrate compliance with U.S. securities laws. Penny stocks, shells and companies in bankruptcy cannot qualify for OTCQX. The companies found on the OTCQX Market are distinguished by the integrity of their operations and diligence with which they convey their qualifications.

Forward-Looking Statements

Certain information contained in this press release which does not relate to historical financial information may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our intention to delist from the NYSE and to file a Form 25 with the SEC, our intention to have our stock trade on OTCQX Market, our development into an asset management company and our potential strategic alternatives. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from our historical results and those presently anticipated or projected. We wish to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We assume no obligation to update forward-looking statements except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Disclaimers

This press release does not constitute an offer to sell or a solicitation to buy any securities in any private investment vehicle managed by GBAM (collectively, the “GlassBridge-Managed Funds”), and may not be relied upon in connection with any offer or sale of securities. Any such offer or solicitation may only be made pursuant to the current Confidential Private Offering Memorandum (or similar document) for any such GlassBridge-Managed Fund, which are provided only to qualified offerees and which should be carefully reviewed prior to investing. GBAM is a newly formed entity and the GlassBridge-Managed Funds are currently either in formation state or have recently launch. GBAM is not currently registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, or under similar state laws, and nothing in this press release constitutes investment advice with respect to securities.

Trademarks and Tradenames

This press release includes trademarks and tradenames owned by the Company and its subsidiaries, including “GlassBridge” and “Nexsan”. Solely for convenience, these trademarks or tradenames may appear without the ® or ™ symbols, but such references are not intended to indicate in any way that the Company will not assert, to the fullest extent, our rights to use these trademarks and tradenames.

For Further Information

Stockholders of GlassBridge Enterprises, Inc. – Danny Zheng, Interim CEO, Chief Financial Officer, (651) 704-4311; Prospective Investors in GlassBridge-Managed Funds – Robert Picard, Senior Managing Director, (732) 939-9000.